EXHIBIT 23(a)









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS











     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Cousins Properties Incorporated's previously filed Registration Statements File No. 33-41927, 33-56787 and 33-60350.







                                              ARTHUR ANDERSEN LLP










Atlanta, Georgia
March 28, 1996